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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 April 1, 1997


                           RAMSAY MANAGED CARE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

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       Delaware                     0-26666                   72-1249464
  -----------------               -----------             ------------------
  (State or other                 (Commission              (I.R.S. Employer
  jurisdiction of                 File Number)            Identification No.)
  incorporation)
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Columbus Center
One Alhambra Plaza, Suite 750
Coral Gables, Florida                                            33134
---------------------------------------                       -----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (305) 569-6993
                                                             ---------------


                                Not Applicable
     ---------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                  Page 1 of 6
                          Index to Exhibits at Page 5
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Item 2.   Acquisition or Disposition of Assets.
------    ------------------------------------

         On April 1, 1997 the Registrant completed the sale of all of the issued and outstanding shares of common stock, $.01 par value (the "Apex Shares"), of Apex Healthcare, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Apex"), to RoTech Medical Corporation, a Florida corporation (the "Buyer"). Apex is engaged in the business of operating HMOs and related businesses in the states of Alabama, Louisiana and Mississippi. No material relationships exist between the Buyer, its affiliates, officers or directors, and the Registrant, its affiliates, officers or directors.

         The purchase price for Apex was $4,350,000 in cash, subject to certain adjustments. Further information concerning the sale of Apex is contained in the Registrant's press release dated April 1, 1997 (see Exhibit 99 hereto), which press release is incorporated herein by reference.

         The determination of the consideration for the sale of the Apex Shares was based on arms length negotiations between the Registrant and the Buyer.

                               Page 2 of 6 pages
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Item 7.
------
         (c)  Exhibits:
              --------

         The exhibits required to be filed as part of this Report are listed in the attached Index to Exhibits.

                               Page 3 of 6 pages
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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RAMSAY MANAGED CARE, INC.


                               By   /s/  Warwick D. Syphers
                                 -----------------------------
                                 Name:   Warwick D. Syphers
                                 Title:  Executive Vice
                                         President and Chief
                                         Financial Officer

Dated: April 15, 1997

                               Page 4 of 6 pages

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                               Index to Exhibits
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 Exhibit                                                         Sequential
 Number                        Description                      Page Location
---------        ---------------------------------------        -------------
   2.1           Stock Purchase Agreement dated as of                __
                 October 30, 1996 by and among Apex
                 Healthcare, Inc., Ramsay Managed Care,
                 Inc. and RoTech Medical Corporation
                 (incorporated by reference to Exhibit
                 2.2 to the Registrant's Quarterly
                 Report on Form 10-QSB for the quarter
                 ended September 30, 1996).  Pursuant
                 to Reg. S-B, Item 601(b)(2), the
                 Registrant agrees to furnish a copy of
                 the Disclosure Schedules to such Stock
                 Purchase Agreement to the Commission
                 upon request.
   99            Press Release of the Registrant dated                6
                 April 1, 1997.
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                               Page 5 of 6 pages